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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 16, 2004 (JULY 2, 2004)




                       COMMISSION FILE NUMBER: 333-100125

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
             (Exact Name of Registrant as Specified in Its Charter)

               TEXAS                                           71-0897614
  (State or other jurisdiction of                           (I.R.S. Employer
  incorporation or organization)                           Identification No.)


              1323 NORTH STEMMONS FREEWAY, SUITE 212, DALLAS, TEXAS
                                      75207
                    (Address of principal executive offices)
                                   (Zip Code)


                          (866) 655-1620 (Registrant's
                     telephone number, including area code)


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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

        On July 2, 2004 (the "Date of Acquisition"), Behringer Harvard Short-Term Opportunity Fund I LP (the "Registrant"), acquired a seven-story office building containing approximately 133,799 rentable square feet, parking garage and nine-lane drive-thru bank facility, located on approximately 3.9 acres of land (the "Quorum Property"). The Quorum Property is located in Addison, Texas, a suburb of Dallas, Texas. The contract purchase price of the Quorum Property was $9,100,000 plus preliminary closing costs of approximately $538,469. The Registrant used an advance of $4,550,000 on a loan amount of up to $7,000,000 (the "Loan") with First American Bank, SSB (the "Lender") to pay a portion of the purchase price and paid the remaining amount from proceeds of the Registrant's public offering of its partnership units. Of the remaining $2,450,000 available under the Loan, $2,250,000 may be used solely to provide funds for tenant improvement expenses and leasing commissions associated with the Quorum Property and $200,000 may be used as a general contingency fund for capital expenditures. The Quorum Property is held by Behringer Harvard Quorum I LP (the "Partnership"), in which Behringer Harvard Quorum I GP, LLC, a wholly-owned subsidiary of the Registrant (the "Subsidiary"), is the general partner and the Registrant is the limited partner. The purchase price for the transaction was determined through negotiations between Crescent Real Estate Funding VIII, L.P. (the "Seller"), an unaffiliated third party, and Behringer Harvard Advisors II LP, the Registrant's general partner. In evaluating the Quorum Property as a potential acquisition and determining the appropriate amount of consideration to be paid, a variety of factors were considered, including overall valuation of net rental income, expected capital expenditures, costs of physical plant maintenance, location, environmental issues, demographics, tenant mix, quality of tenants, lease terms, price per square foot and occupancy. The Registrant's general partner believes that the Quorum Property is well located, has acceptable roadway access, attracts high-quality tenants, is well maintained, adequately insured and has been professionally managed.

        The Loan, which is unconditionally guaranteed by the Registrant, has an interest rate of the prime rate of interest as listed by The Wall Street Journal, with a floor of 4% per annum. The Loan has a maturity date of June 30, 2007, with two one-year extensions possible. The Loan requires monthly interest payments beginning August 1, 2004. Principal and interest (in arrears) are due and payable in eleven monthly installments beginning August 1, 2006, calculated by the Lender so as to fully amortize the balance of the Note over the remaining term of the initial twenty-five (25) year amortization period. Then, the entire unpaid principal balance of the Note, together with accrued unpaid interest thereon, shall be due and payable in one installment on July 1, 2007. The Partnership may at any time prepay in whole or in part the unpaid principal of the Loan without premium or penalty, and the interest shall immediately cease on any amounts so prepaid.

        HPT Management Services LP (the "Property Manager"), an affiliate of the Registrant, has the sole and exclusive right to manage, operate, lease, and supervise the overall maintenance of the Quorum Property. Among other things, the Property Manager has the authority to negotiate and enter into leases of the property on behalf of the Partnership, to incur costs and expenses, to pay property operating costs and expenses from property cash flow or reserves and to require that the Partnership provide sufficient funds for the payment of operating expenses.

        As compensation, the Property Manager receives a property management fee equal to 4.5% of the monthly gross revenues (as defined in the Amended and Restated Property Management and Leasing Agreement dated June 2, 2003). The Property Manager has subcontracted certain of its on-site management services to Crescent Property Services, Inc., an affiliate of the seller (collectively, "Crescent"). In addition, the Partnership has contracted with

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Crescent for the leasing and disposition of the Quorum Property. Under this arrangement, Crescent is to receive a customary fee, but no more than 6% of gross revenues. Crescent is also entitled to a fee of no more than 5% of the cost of construction supervised at the Quorum Property, including capital repairs and improvements, major building reconstruction and tenant improvements.

        The Quorum Building, constructed in 1981, is approximately 53% leased to seventeen tenants. Major tenants include KMC Insurance Services, Inc. ("KMC"), Workflow Studios, Inc. ("Workflow") and JP Morgan/Chase Bank. KMC, established in 1988 and specializing in providing insurance, employee benefits and risk management services to small and large commercial businesses located throughout the United States, leases approximately 13,944 square feet for a current monthly base rent of $16,849 through November 2013, with no extensions available. Workflow is a Dallas-based company specializing in IBM/Lotus collaborative technologies that leases approximately 10,686 square feet for a current monthly base rent of $15,584 through July 2007, with one five-year extension available. JP Morgan/Chase Bank, a global financial services firm, leases approximately 9,832 square feet of office space and a nine-lane motor bank facility for a combined current monthly base rent of $20,934 through May 2006, with two five-year extensions available.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)     Financial Statements of Businesses Acquired.

        Since it is impracticable to provide the required financial statements for the acquired real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Registrant hereby confirms that the required financial statements will be filed on or before September 15, 2004, by amendment to this Form 8-K, which date is within the 60-day period allowed to file such an amendment.

        (b)     Pro Forma Financial Information.

        See paragraph (a) above.

        (c)     Exhibits.

        None.



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                              BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP

                                     By:  Behringer Harvard Advisors II LP
                                           Co-General Partner





         Dated: July 16, 2004        By:  /s/ Gary S. Bresky
                                         ---------------------------------------

                                              Gary S. Bresky
                                              Chief Financial Officer and
                                              Treasurer